Page | 1
Exhibit 99.1
Carlyle Announces Retirement of Jeffrey Ferguson, General Counsel
Jeffrey Ferguson to retire after over 25 years at the firm
Washington, D.C. and New York, NY, December 5, 2025 – Global investment firm Carlyle (NASDAQ: CG)
today announced that Jeffrey Ferguson, General Counsel at Carlyle since 1999, has decided to retire as General
Counsel of the firm in 2026. Mr. Ferguson thereafter will become a Senior Advisor to Carlyle. In that role, he will help ensure a smooth transition to his successor and continue working on various ongoing matters. Carlyle is commencing a search to find Mr. Ferguson’s successor.
Carlyle Chief Executive Officer, Harvey Schwartz, said, “Jeff has made important contributions to Carlyle’s legal framework over more than two decades. As we begin the search for our next general counsel, we thank him for his service to the firm and appreciate his support during the transition. We are proud of the strength of our executive bench and the depth of experience across our leadership team.”
Carlyle Co-Chairmen, Bill Conway and David Rubenstein, said, “Jeff’s tenure at Carlyle has been defined by professionalism, integrity, and a deep dedication to our global platform. His leadership has strengthened our legal, regulatory, and governance capabilities around the world. We thank him for his many contributions and wish him well in his retirement.”
Jeffrey Ferguson said, “It has been a privilege to serve Carlyle for the majority of my professional career. I am deeply appreciative of the opportunity to work alongside the firm’s Founders, Harvey Schwartz, and the many talented colleagues across our global platform. I am proud of what we have accomplished together and grateful for the trust and collaboration over the years.”
About Carlyle
Carlyle (NASDAQ: CG) is a global investment firm with deep industry expertise that deploys private capital across three business segments: Global Private Equity, Global Credit, and Carlyle AlpInvest. With $474 billion of assets under management as of September 30, 2025, Carlyle’s purpose is to invest wisely and create value on behalf of its investors, portfolio companies, and the communities in which we live and invest. Carlyle employs more than 2,400 people in 27 offices across four continents. Further information is available at www.carlyle.com. Follow Carlyle on
X @OneCarlyle and LinkedIn at The Carlyle Group.
Media
Brittany Bensaull
+1 (212) 813-4839
brittany.bensaull@carlyle.com
OR
Kristen Ashton
+1 (212) 813-4763
kristen.ashton@carlyle.com
Public Investor Relations
Daniel Harris
+1 (212) 813-4527
daniel.harris@carlyle.com
Page | 2
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, statements related to our expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends, and similar expressions and statements that are not historical facts, including our expectations regarding the performance of our business, our financial results, our liquidity and capital resources, contingencies, and our dividend policy. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,”
“predicts,” “intends,” “plans,” “estimates,” “anticipates,” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks, uncertainties, and assumptions. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements including, but not limited to, those described in this press release and under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the
U.S. Securities and Exchange Commission (“SEC”) on February 27, 2025, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this press release and in our other periodic filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by applicable law.
This press release does not constitute an offer for any Carlyle fund.